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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 10, 2004


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-31152               76-0585701
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As discussed in further detail below under ITEM 5.02, DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS, William S. Leftwich resigned as our Chief Financial Officer and Secretary on September 10, 2004 to pursue other interests.

         In connection with his resignation, on September 15, 2004, we executed a Separation Agreement and General Release with Mr. Leftwich to provide him with certain benefits in exchange for, among other things, our receipt of a general release of claims and his cooperation in helping us with the transition of his successor, Vicki L. Smith. Pursuant to the terms of the Separation Agreement, we agreed to continue to pay Mr. Leftwich his current base salary of $175,000 per year for a period of one month. In addition, we agreed to accelerate Mr. Leftwich's vesting in twenty-five percent of the options he holds to purchase 110,504 shares of our common stock and agreed to provide Mr. Leftwich until September 10, 2005 in which to exercise the options.

         The description of the terms of our agreement with Mr. Leftwich is qualified in its entirety by reference to the Separation Agreement and General Release which is filed with this current report as Exhibit 10.1.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 1, 2004, we appointed Vicki L. Smith as our Vice President of Finance. As reported above under ITEM 1.01, ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, William S. Leftwich resigned as our Chief Financial Officer and Secretary on September 10, 2004 to pursue other interests. Until we hire a replacement for Mr. Leftwich, Ms. Smith will serve as the Company's interim Chief Financial Officer.

         Ms. Smith began consulting with us in May 2004 to assist in evaluating prospective acquisitions and joined us as Vice President of Finance on September 1, 2004. Prior to joining us, from May 1997 to May 2002, Ms. Smith served as Controller at Efficient Networks, Inc., a worldwide developer and supplier of high-speed communications equipment. Ms. Smith received a bachelor's degree in business administration from the University of Texas in 1990 and is a certified public accountant.

         On September 16, 2004, we issued a press release regarding Ms. Smith's appointment and Mr. Leftwich's resignation which is filed with this current report as Exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         10.1              Separation Agreement and General Release by and
                           between Crdentia Corp. and William S. Leftwich, dated
                           September 15, 2004.
         99.1              Press release of Crdentia Corp., dated September 16,
                           2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CRDENTIA CORP.


September 16, 2004                       By:          /s/ James D. Durham
                                              ---------------------------------
                                                        James D. Durham
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------------------------------------------------------
10.1              Separation Agreement and General Release by and between
                  Crdentia Corp. and William S. Leftwich, dated September 15,
                  2004.
99.1              Press release of Crdentia Corp., dated September 16, 2004.